Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Michael Hagedorn, SEVP
Chief Financial Officer
973-872-4885

Valley National Bancorp Receives Regulatory Approval for the Acquisition of

Bank Leumi USA From the Federal Reserve Bank of New York and the Office of

the Comptroller of the Currency

NEW YORK, Tuesday, January 4, 2022 — Valley National Bancorp (NASDAQ:VLY) (“Valley”) announced today it has received regulatory approval from the Federal Reserve Bank of New York and the Office of the Comptroller of the Currency to complete the previously announced acquisition of Bank Leumi Le-Israel Corporation, the US subsidiary of Bank Leumi Le-Israel B.M., and parent company of Bank Leumi USA.

The acquisition remains subject to certain additional regulatory approvals, including by the New York State Department of Financial Services and the Bank of Israel, and other closing conditions, including approval by the shareholders of Valley.

About Valley

As the principal subsidiary of Valley National Bancorp, Valley National Bank is a regional bank with over $41 billion in assets. Valley is committed to giving people and businesses the power to succeed. Valley operates many convenient branch locations across New Jersey, New York, Florida and Alabama, and is committed to providing the most convenient service, the latest innovations and an experienced and knowledgeable team dedicated to meeting customer needs. Helping communities grow and prosper is the heart of Valley’s corporate citizenship philosophy. To learn more about Valley, go to www.valley.com or call our Customer Care Center at 800-522-4100.

About Bank Leumi USA

Bank Leumi Le-Israel Corporation is the U.S.-based holding company for Bank Leumi USA, a New York state chartered bank offering a full range of commercial loan and deposit products. Leumi has over 60 years of experience in the U.S. commercial banking industry and currently operates commercial offices in New York City, Chicago, Los Angeles, Palo Alto, and Aventura (FL). To learn more about Leumi, go to www.leumiusa.com.

Important Information and Where to Find It

In connection with the proposed acquisition (the “Transaction”) by Valley National Bancorp (“Valley”) of Bank Leumi Le-Israel Corporation (“Leumi”) and the issuance of shares of Valley common stock as consideration in the Transaction, Valley has filed with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement of Valley (the “Proxy Statement”), and Valley may file with the SEC other relevant documents concerning the Transaction. The definitive Proxy Statement was mailed to shareholders of Valley on or about December 3, 2021. This communication is not a substitute for the Proxy Statement or any other document that Valley may file with the SEC or send to its shareholders in connection with the Transaction.

1 Penn Plaza, New York, NY 10119 phone: 973-305-3380 valley.com

© 2019 Valley National Bank®. Member FDIC. Equal Opportunity Lender. All Rights Reserved.

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE TRANSACTION CAREFULLY AND IN ITS ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY VALLEY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT VALLEY, LEUMI AND THE TRANSACTION.

Free copies of the Proxy Statement, as well as other filings containing information about Valley, may be obtained at the SEC’s website (http://www.sec.gov). You may also obtain these documents free of charge, from Valley at www.valley.com under the heading “Investor Relations.” Copies of the Proxy Statement can also be obtained, free of charge, at Valley’s website at http://ir.valleynationalbank.com or by directing a request to Ronald H. Janis, Senior Executive Vice President & General Counsel, Valley National Bancorp, at 1455 Valley Road, Wayne, New Jersey 07470, telephone (973) 305-8800.

Participants in the Solicitation

Valley, Leumi and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Valley in respect of the Transaction. Information about Valley’s directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on March 8, 2021, and other documents filed by Valley with the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and other relevant materials to be filed with the SEC. Free copies of the proxy statement for the 2021 annual meeting of shareholders may be obtained as described in the preceding paragraph.

Forward Looking Statements

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to those regarding the Transaction and the issuance of shares of Valley common stock as consideration in the Transaction. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions. These statements may be identified by such forward-looking terminology as “will,” “estimate,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. In addition to factors previously disclosed in Valley’s reports filed with the SEC and those identified elsewhere in this press release, factors that may cause actual results to differ from those contemplated by such forward-looking statements include, but are not limited to, the following: the possibility that the Transaction does not close when expected or at all because shareholder, regulatory or other approvals or other conditions to the closing of the Transaction are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Valley or the expected benefits of the Transaction); the inability to realize expected cost savings and synergies from the Transaction in amounts or in the timeframe anticipated, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Valley and Leumi operate; changes in the estimates of non-recurring charges; the diversion of management’s attention and time from ongoing business operations and opportunities on issues relating to the Transaction; the possibility that costs or difficulties relating to Leumi integration matters might be greater than expected, including as a result of unexpected factors or events; changes in the stock price of

1 Penn Plaza, New York, NY 10119 phone: 973-305-3380 valley.com

© 2019 Valley National Bank®. Member FDIC. Equal Opportunity Lender. All Rights Reserved.

Valley from the date of the acquisition announcement to the closing date; material adverse changes in Valley’s or Leumi’s operations or earnings; the inability to retain customers and qualified employees of Leumi; higher- or lower-than-expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; weakness or a decline in the U.S. economy, in particular in New Jersey, the New York Metropolitan area (including Long Island), Florida, California or the Chicago metropolitan area; an unexpected decline in commercial real estate values within Valley’s or Leumi’s market areas, reputational risk and potential adverse reactions of Valley’s or Leumi’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the outcome of any legal proceedings that have been or may be instituted against Valley or Leumi; and the impact of the global COVID-19 pandemic on Valley’s or Leumi’s businesses, the ability to complete the Transaction or any of the other foregoing risks. Further information regarding Valley and factors which could affect the forward-looking statements contained herein are set forth in Valley’s Annual Report on Form 10-K for the year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021, June 30, 2021 and September 30, 2021, and its other filings with the SEC. Valley assumes no obligation for updating any such forward-looking statement at any time.

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1 Penn Plaza, New York, NY 10119 phone: 973-305-3380 valley.com

© 2019 Valley National Bank®. Member FDIC. Equal Opportunity Lender. All Rights Reserved.